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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of PC Connection, Inc. on Form S-1 of our report dated November 4, 1997 (November 21, 1997, as to
Note 12), appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP

Boston, Massachusetts
November 25, 1997